SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement [ ]Confidential, for Use
                                   of the Commission Only
                                   (as permitted by Rule
                                   14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        PROVIDENCE AND WORCESTER RAILROAD COMPANY

    (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party

4)   Date Filed:

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 28, 1999


       PLEASE TAKE NOTICE that the 1999 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts, on Wednesday, April 28, 1999 at 10:00 o'clock A.M., local time, for the following purposes:

    (1) To elect 3 directors (by the holders of Common Stock only) and 6 directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;

    (2) To approve the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Company for 1999 (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

    (3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

       Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 5, 1999 will be entitled to vote.

                         By Order of the Board of Directors

                               DEBORAH E. SEDARES
                         Secretary and General Counsel
                         PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 26, 1999

       If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

            PROVIDENCE AND WORCESTER RAILROAD COMPANY

                         PROXY STATEMENT

                 Annual Meeting of Shareholders

                         April 28, 1999


             SOLICITATION AND REVOCATION OF PROXIES

      The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company"), in connection with the annual meeting of the shareholders to be held April 28, 1999; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

       The Company's Annual Report for 1998, including financial statements, this proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders beginning on March 26, 1999. Neither the Annual Report nor the financial statements therein are incorporated in this Proxy Statement.

                        VOTING AT MEETING

       Only shareholders of record at the close of business on March 5, 1999 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting. The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

      Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by the holders of a majority of the Preferred Stock.

       Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to any other matter, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.

       Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.

       On the record date, there were 4,230,140 shares of the Company's Common Stock and 647 shares of the Company's Preferred Stock outstanding and entitled to vote at the meeting.


                         ELECTION OF DIRECTORS

       At the annual meeting, 3 Common Stock directors and 6 Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:


                         Principal Occupation                      Director
Name and Age             During Past Five Years                    Since

                         Common Stock Director Nominees:

Robert H. Eder (66)      Chairman of the Company                    1965
William J. LeDoux (67)   Attorney                                   1990
Richard W. Anderson (51) Senior Vice President of Massachusetts     1998
                           Capital Resource Company


                         Preferred Stock Director Nominees:

Orville R. Harrold (66)  President of the Company                   1978
Frank W. Barrett (59)    Executive Vice President and Chief         1995
                           Lending Officer of Family Bank
                           (prior to January 1999,
                           Executive Vice President, Springfield
                           Institution for Savings)
John H. Cronin (65)      Retired; until September                   1986
                           President of Ideal Products, Inc.
                           (restaurant supplies)
J. Joseph Garrahy (68)   President of J. Joseph Garrahy &           1992
                           Associates, Inc.
                           (business consultants)
John J. Healy (63)       President of Worcester Affiliated Mfg.     1991
                           L.L.C. (Mfg. Consultant) and
                           President of Manufacturing
                           Assistance Center (prior to January 1997,
                           President and Chief Executive Officer,
                           HMA Behavioral Health, Inc.)
Charles M. McCollam, Jr.(66)
                         President of Bertha M. McCollam,           1996
                           Inc. (insurance)and President,
                           McCollam Associates(consultant)

Dates of directorships include directorships of the Company's predecessors.

Brief Biographies

     Robert H. Eder, Chairman of the Board and Chief Executive Officer. Mr. Eder became President of the Company in 1966 and led the Company through its efforts to become an independent operating company. He has been Chairman of the Board since 1980. He is a graduate of Harvard College and Harvard Law School. He (with his wife) is also majority owner and Chairman of an affiliated company, Capital Properties, Inc., a real estate holding company of which he is also a Director. Mr. Eder is admitted to practice law in Rhode Island and New York.

     Orville R. Harrold, President, Chief Operating Officer and Director. Mr. Harrold has been with the Company since the commencement of independent operations in February 1973. Over the past 25 years, he has held the positions of Chief Engineer and General Manager, becoming President in 1980. Mr. Harrold has a bachelors degree in mechanical engineering from the Pratt Institute, Brooklyn, New York and has been employed in the railroad industry in various capacities since 1960.

  Richard W. Anderson, Director. Mr. Anderson has been a Director of the Company since 1998. He is Senior Vice President of Massachusetts Capital Resource Company ("MCRC"), a private investment firm funded by major Massachusetts based life insurance companies providing higher risk growth capital to Massachusetts businesses. He began working at MCRC in 1981 as Vice President. He was promoted to Senior Vice President in 1985.

     Frank W. Barrett, Director. Mr. Barrett has been a Director of the Company since 1995. From 1993 to 1998 he was Executive Vice President at Springfield Institution for Savings ("SIS"). Effective January 1, 1999 he became Executive Vice President and Chief Lending Officer of Family Bank. Family Bank is a Massachusetts subsidiary of Peoples Heritage Financial Group and the acquirer of SIS. He is also a director of Dairy Mart Convenience Store, Inc.

     John H. Cronin, Director. Mr. Cronin has been a Director of the Company since 1986. Since 1971 until his retirement in 1996, Mr. Cronin was owner and President of Ideal Products, Inc., a wholesale restaurant supply company.

     J. Joseph Garrahy, Director. Mr. Garrahy has been a Director of the Company since 1992. He is a former four term Governor of Rhode Island and, since 1990, has been an independent business consultant in the State of Rhode Island. Mr. Garrahy is also a director of Grove Real Estate Investment Trust.

     John J. Healy, Director. Mr. Healy has been a Director of the Company since 1991. He has been President of Worcester Affiliated Mfg. L.L.C., an independent business consulting firm involved in efforts to revitalize manufacturing in Massachusetts, since January 1997. Prior thereto, Mr. Healy was President and Chief Executive Officer of HMA Behavioral Health, Inc., a behavioral health care management service provider.

     William J. LeDoux, Director. Mr. LeDoux has been a Director of the Company since 1990. He has been engaged in the private practice of law in the City of Worcester since 1963.

     Charles M. McCollam, Jr., Director. Mr. McCollam has been a Director of the Company since 1996. He owns and operates a number of insurance businesses in the State of Connecticut, as well as McCollam Associates, a consulting firm. He was the Chief of Staff to a former governor of Connecticut.

   The Board of Directors has an Executive Committee, Stock Option & Compensation Committee and Audit Committee. In accordance with the Bylaws of the Company, the Executive Committee, currently comprised of Robert H. Eder, Orville
R. Harrold and Robert J. Easton, exercises the authority of the Board of Directors when formal Board action is required between meetings, subject to the limitations imposed by law, the By-laws or the Board of Directors. The Executive Committee will act on routine matters such as authorizing the execution of government contracts for reimbursement for Company work on highway projects adjacent to the railroad and grade crossing rehabilitation.

   The Stock Option & Compensation Committee currently comprised of William J. LeDoux, Chairman, John J. Healy, and Charles M. McCollam, Jr. is responsible for establishing the amount of option shares to be granted to the Company's employees under the Stock Option Plan and for making recommendations to the full Board concerning executive officer compensation.

    The Audit Committee is currently comprised of John H. Cronin, Chairman, J. Joseph Garrahy, and Frank W. Barrett. The Audit Committee reviews the Company's procedures with respect to maintaining books and records, and the adequacy and implementation of internal auditing, accounting and financial controls. The Audit Committee reviews and makes recommendations to the Board regarding services provided by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of the Company's financial statements and any recommendations they may have, and makes recommendations to the Board with respect to the engagement of the independent accountants.

   The Board of Directors does not have a nominating committee.

   The Board of Directors held four meetings, the Audit Committee held three meetings, the Stock Option & Compensation Committee held three meetings and the Executive Committee held 11 meetings during the fiscal year ended December 31, 1998.

   During the fiscal year ended December 31, 1998, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 for each attended meeting of the committee (other than the Chairman, who received $350).

   During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and are not full time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the last sale price of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, however, that no option is exercisable within six months following the date of grant.

                     EXECUTIVE COMPENSATION


      The following table summarizes the compensation paid or accrued by the Company during the three year period ended December 31, 1998, to its Chief Executive Officer and each of its four most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1998, for services rendered in all capacities to the Company during 1998.


                   SUMMARY COMPENSATION TABLE


                                                  Long-Term
                          Annual Compensation    Compensation
                          -------------------    ------------
                                                  Securities
                                                  Underlying
                                       Other        Options        All Other
 Name and Principal  Year  Salary      Annual     to Purchase  Compensation (b)
      Position              (a)    Compensation  Common Stock

Robert H. Eder       1998  $292,286   $25,140(c)      0          $48,696
 Chairman of the     1997   288,530       0           0           47,453
  Board and
  Chief Executive    1996   289,216       0           0           47,617
  Officer

Orville R. Harrold   1998   240,382   20,000(d)    1,011          43,940
 President and Chief 1997   234,588       0          913          42,526
  Operating Officer  1996   231,787       0          932          40,508


Heidi J. Eddins (e)  1998   152,472   20,000(d)      355          12,800
 Vice President,     1997   138,920       0          311          10,702
  Secretary
  and General        1996   133,997       0          313           9,381
  Counsel

Robert J. Easton     1998   126,038   16,000(d)      310          11,412
  Treasurer          1997   123,232       0          210           9,353
                     1996   120,191       0          210           8,430



(a) Includes amounts taxable to employees for personal use of Company-owned vehicles.

(b) Includes amounts paid directly to the retirement accounts of management staff under the Company's simplified employee pension plan, and, in the case of Robert H. Eder and Orville R. Harrold, includes for 1998 premiums paid for life insurance coverage in the amounts of $35,896 and $31,140, respectively.

(c) Includes the cost of a vehicle purchased for Mr. Eder.

(d) Bonuses

(e) Mrs. Eddins resigned effective March 12, 1999 to accept a position with another company.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table contains information concerning the grant of stock options under the Company's Non-Qualified Stock Option Plan to the Named Executive Officers during the Company's last fiscal year. The Company does not issue stock appreciation rights.


                      Number of
                     Securities     % of Total
                     Underlying   Options Granted
                      Options      To Employees     Exercise   Expiration
        Name         Granted(a)   In Fiscal 1998      Price       Date


Orville R. Harrold     1,011          14.4%          $18.375    01/02/08

Heidi J. Eddins         355              5%          $18.375    01/02/08

Robert J. Easton        310            4.4%          $18.375    01/02/08


(a) The options were all granted on January 2, 1998 and became exercisable on July 2, 1998.





       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR END OPTION VALUES

   The following table sets forth individual exercises of stock options during 1998 and the year-end values of options to purchase common stock held by the Named Executive Officers as of December 31, 1998.


                                             Number of
                                             Securities       Value of
                                             Underlying     Unexercised
                                            Unexercised     In-the-Money
                                             Options at          at
                                            December 31,    December 31,
                                               1998           1998(b)
                     Shares
                   Acquired    Value        Exercisable /   Exercisable /
        Name          on      Realized(a)   Unexercisable   Unexercisable
                   Exercise


Orville R. Harrold    1,175    $7,380          1,403/0        $1,519/0

Heidi J. Eddins         200    $  863            939/0        $2,457/0

Robert J. Easton        173    $  606            967/0        $3,226/0


(a) Based on the last sale price of the Common Stock on the date of exercise minus the exercise price.

(b) Based on the difference between the exercise price of each grant and the closing price of the Company's Common Stock on the AMEX on December 31, 1998, which was $12.375.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company's knowledge, were on March 5, 1999, the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.

                                                            Percent
Name and Address               Number of Shares Owned       of Class

Robert H. and Linda Eder           842,742(Common)           19.9%(1)
2441 S.E. Bahia Way                500 (Preferred)           77.3%
Stuart, Florida 34996

Kennedy Capital Management, Inc.   217,700(Common)            5.2%
10829 Olive Boulevard
St. Louis, MO  63141-7739


  (1) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 20.9% of the outstanding Common Stock.

     Of the shares owned by Mr. and Mrs. Eder, 768,162 shares of Common Stock and 500 shares of Preferred Stock were held directly by Mr. Eder, and 74,580 shares of Common Stock were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

  The following table reflects as of March 5, 1999, the beneficial ownership of the Common Stock of the Company by directors, nominees for directors and officers of the Company.

Name                                   Number    Percentage

Robert H. Eder(a)                     892,742       20.9%
Orville R. Harrold(b)                  24,095        *
Robert J. Easton(c)                     2,513        *
Heidi J. Eddins(d)                      4,449        *
Richard W. Anderson(e)                200,100      4.7%
Frank W. Barrett(f)                       840        *
John P. Burnham                        10,500        *
John H. Cronin(h)                       1,540        *
J. Joseph Garrahy(i)                    1,150        *
John J. Healy(j)                        1,000        *
William J. LeDoux(k)                    1,650        *
Charles M. McCollam, Jr.(l)             1,010        *
All executive officers and
directors as a group
 (13 people)(m)                     1,142,652    26.7%


  *  Less than one percent
 (a) Mr. Eder's business address is 75 Hammond Street,
     Worcester, Massachusetts 01610. Includes 74,580 shares of Common Stock owned by Mr. Eder's wife and assumes the conversion of the 500 shares of Preferred Stock owned by Mr. Eder.

(b) Includes (i) 1,700 shares of Common Stock held by Mr. Harrold's wife, (ii) 2,600 shares of Common Stock held by a custodian in an individual retirement account for the benefit of Mr. Harrold and (iii) 1,273 shares of Common Stock under stock options exercisable within 60 days.
(c) Includes 118 shares of Common Stock held by Mr. Easton's wife in her name and 967 shares of Common Stock issuable under stock options exercisable within 60 days.
(d) Includes 900 shares of Common Stock held by Mrs. Eddins' minor children under the Uniform Gift to Minors Act and 939 shares of Common Stock issuable under stock options exercisable within 60 days.
(e) Includes 200,000 shares of common stock held by Massachusetts Capital Resource Company of which Mr. Anderson disclaims beneficial ownership. Mr. Anderson is Senior Vice President of Massachusetts Capital Resource Company.
(f) Includes 340 shares of Common Stock issuable under stock options exercisable within 60 days.
(g) Includes 573 shares of Common Stock issuable under stock options exercisable within 60 days.
(h) Includes 210 shares of Common Stock issuable under stock options exercisable within 60 days.
(i) Includes 150 shares of Common Stock issuable under stock options exercisable within 60 days.
(j) Includes 700 shares of Common Stock issuable under stock options exercisable within 60 days.
(k) Includes 1,050 shares of Common Stock issuable under stock options exercisable within 60 days.
(l) Includes 110 shares of Common Stock issuable under stock options exercisable within 60 days.
(m) Includes 50,000 shares of Common Stock issuable upon conversion of Preferred Stock and 5,859 shares of Common Stock issuable under stock options exercisable within 60 days.


     COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934


       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 1998 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements except for the inadvertent late filing of Richard W. Anderson's Form 3 ("Initial Statement of Beneficial Ownership of Securities").


            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On January 1, 1988, in accordance with a plan of distribution, shares of the Company were distributed to the stockholders of Capital Properties, Inc. ("Capital Properties") on a pro rata basis. Mr. Eder and his wife own 52.3% of the outstanding common stock of Capital Properties. As part of the plan, the Company issued to Capital Properties a promissory note in the amount of $9,377,000 payable over a period of twenty years with interest at 12% per year, prepayable at any time without penalty. The Capital Properties note was secured by a first mortgage on the Company's operating right-of-way in Worcester County, Massachusetts. During 1995, the Company and Capital Properties negotiated an agreement reducing the interest rate to 10% and providing for the Company's prepayment of $1,800,000 on its note. Prior to negotiating the agreement, the Company made additional voluntary prepayments totaling $300,000, $55,000 and $200,000 during 1994, 1995 and 1996, respectively. The Company repaid the balance of the Capital Properties note (approximately $3.9 million) with the proceeds of an offering and sale of 1,000,000 shares of its common stock in March 1998 (March offering).

       In 1995, the Company also entered into an agreement with Capital Properties releasing a portion of the collateral securing the note in exchange for the right to have the Company convey the Wilkesbarre Pier in East Providence, Rhode Island for the sum of one dollar to the purchaser of Capital Properties' petroleum terminal facilities in East Providence, Rhode Island. Effective January 1, 1998, a wholly-owned subsidiary of Capital Properties which acquired the petroleum terminal facilities, exercised the purchase right and acquired the Wilkesbarre Pier. The Company retained the right to use the pier for certain purposes.

  In 1998, the Company retired its outstanding debt obligations to Massachusetts Capital Resource Company ("MCRC"). MCRC, a private investment fund, provided the Company with $5.0 million in financing in December 1995 for which the Company issued a subordinated note (the "MCRC Note"), bearing interest at the rate of 10% per annum, payable in quarterly installments with a maturity date of December 31, 2005. In connection with the financing, the Company also issued to MCRC warrants for the purchase of up to 200,000 shares of Common Stock at an exercise price of $7.10 per share (the "MCRC Warrants"). Upon the completion of the March Offering, pursuant to the terms of the MCRC Note and the MCRC Warrants, MCRC applied $1.4 million of the amount due under the MCRC Note toward the exercise of the MCRC Warrants, leaving a remaining principal balance of $3.6 million on the MCRC Note. Payments were made on April 21, May 19, June 15, July 23 and October 23, 1998 to retire this obligation. Director Richard W. Anderson is Senior Vice President of MCRC. While the Company was indebted to MCRC, MCRC had the right to have an observer at the Company's Board of Directors' meetings. Mr. Anderson was so designated by MCRC and served in that capacity until retirement of the MCRC Note in 1998.


                   INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors, upon recommendation of its Audit Committee composed of independent members of the Board, has appointed Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 1998 as independent auditors of the accounts of the Company for the year 1999, subject to ratification by the holders of Common Stock of the Company. The shareholders will be asked to approve the appointment. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past four years with the Company in the
capacity  of  promoter,   underwriter,  voting  trustee,  director,  officer  or
employee.

       It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he so desires, and that such representative will be available to respond to appropriate questions.



                PROPOSALS FOR 2000 ANNUAL MEETING

       The 2000 annual meeting of the shareholders of the Company is scheduled to be held April 26, 2000. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 24, 1999.


                          OTHER MATTERS

       No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                          By Order of the Board of Directors

                          DEBORAH E. SEDARES
                          Secretary and General Counsel
                          PROVIDENCE AND WORCESTER RAILROAD COMPANY



Dated:  March 26, 1999

                                      PROXY

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                 Annual Meeting of Shareholders - April 28, 1999






      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder and/or Orville R. Harrold, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 28, 1999 in Worcester, Massachusetts, and at any adjournments thereof, as follows:








SEE REVERSE                                             SEE REVERSE
SIDE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE  SIDE


 X Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                                             FOR AGAINST ABSTAIN
1. ELECTION OF DIRECTORS:          2.PROPOSAL TO RATIFY
   Nominees: O. Harrold, F.Barrett,  THE APPOINTMENT OF
   J. Cronin  J. Garrahy,            DELOITTE &  TOUCHE LLP
   J. Healy, C. McCollam             as independent auditors
                                     of the Company for 1999.

       FOR     WITHHELD



                                   3.In their discretion, upon such other
    _________________________        matters as may properly come
                                     before  the  meeting.
  To  withhold  authority  to vote
  for any  individual nominee,
  write that nominee's name in the
  space provided above.

                               MARK HERE FOR ADDRESS CHANGE
                               AND NOTE AT LEFT
                               PLEASE DATE, SIGN AND RETURN THIS
                               PROXY.

                               (Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)


Signature: ______________________________  Date:____________
Signature: ______________________________  Date:______________


                               PROXY

               PROVIDENCE AND WORCESTER RAILROAD COMPANY

            Annual Meeting of Shareholders - April 28, 1999






      The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder and/or Orville R. Harrold, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 28, 1999 in Worcester, Massachusetts, and at any adjournments thereof, as follows:








SEE REVERSE                                                 SEE REVERSE
SIDE                                                        SIDE
            CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 X Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                                             FOR AGAINST ABSTAIN
1.ELECTION OF DIRECTORS:          2.PROPOSAL TO RATIFY
  Nominees:                         THE APPOINTMENT OF
  R. Eder,W. LeDoux,R. Anderson     DELOITTE & TOUCHE LLP
     FOR     WITHHELD               as independent auditors
                                    of the Company for 1999.


                                  3. In their discretion, upon such
    _________________________        other matters as may properly come
                                     before  the  meeting.
  To  withhold  authority  to vote
  for any  individual nominee, write
  that nominee's name in the space
  provided above.

                               MARK HERE FOR ADDRESS CHANGE
                               AND NOTE AT LEFT
                               PLEASE DATE, SIGN AND RETURN THIS
                               PROXY.

                               (Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)


Signature: ______________________________  Date:____________
Signature: ______________________________  Date:______________